May 19, 1997

The Musicland Group, Inc.
Musicland Stores Corporation
10400 Yellow Circle Drive
Minnetonka, MN 55343

RE:  Waivers and Agreements under Credit Agreement

Ladies/Gentlemen:

     Please refer to the Credit Agreement dated as of October 7, 1994 (as previously amended, the "Credit Agreement") among The Musicland Group, Inc., Musicland Stores Corporation, various financial institutions and Morgan Guaranty Trust Company of New York, as Agent. Terms defined in the Credit Agreement are, unless otherwise defined herein, used herein as so defined.

     Pursuant to the Borrower's request, the Required Banks agree as follows:

     The Required Banks hereby waive through June 30, 1997 any Default or Event of Default which now or hereafter may exist under Section 5.7, 5.8, 5.9 or 5.23 of the Credit Agreement; it being understood that upon the expiration of such waiver on June 30, 1997, the agent and the Banks may exercise any or all of their rights with respect to any such Default or Event of Default.

     The waivers set forth above shall become effective when the Agent has received counterparts of this letter executed by the Required Banks (it being understood that the Agent may rely upon facsimile confirmation of the execution of a counterpart hereof by any Bank for purposes of determining such effectiveness).

     This letter may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same letter.

     This letter shall be a contract made under and governed by the internal laws of the State of New York applicable to contracts made and to be performed within such State.

                                           MORGAN GUARANTY TRUST COMPANY
                                           OF NEW YORK

                                           By
                                              Title:


                                           FIRST BANK NATIONAL ASSOCIATION

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                                           By
                                              Title:



                                           THE BANK OF TOKYO - MITSUBISHI,
                                           LTD.

                                           By
                                              Title:



                                           THE BANK OF NOVA SCOTIA

                                           By
                                              Title:



                                           CITIBANK, N.A.

                                           By
                                              Title:



                                           CREDIT AGRICOLE

                                           By
                                              Title:



                                           CREDIT LYONNAIS NEW YORK BRANCH

                                           By
                                              Title:



                                           WELLS FARGO BANK




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                                           By
                                              Title:



                                           THE FUJI BANK, LIMITED

                                           By
                                              Title:




                                           THE HOKKAIDO TAKUSHOKU BANK,
                                           LTD., NEW YORK BRANCH

                                           By
                                              Title:



                                           THE LONG-TERM CREDIT BANK OF
                                           JAPAN, LTD., CHICAGO BRANCH

                                           By
                                              Title:



                                           NBD BANK, N.A.

                                           By
                                              Title:



                                           PNC BANK, NATIONAL ASSOCIATION

                                           By
                                              Title:



                                           SOCIETE GENERALE

                                           By
                                              Title:



                                           BEAR STEARNS GOVERNMENT
                                           SECURITIES, INC.

                                           By
                                              Title:



                                           MERRILL LYNCH, PIERCE, FENNER &
                                           SMITH INCORPORATED

                                           By
                                              Title:



                                           BANK OF AMERICA ILLINOIS

                                           By
                                              Title:



                                           DLJ CAPITAL FUNDING, INC.

                                           By
                                              Title:

                                           MORGENS WATERFALL DOMESTIC
                                           PARTNERS, L.L.C.

                                           By
                                              Title:



                                           NATIONSBANK, N.A.

                                           By
                                              Title:



                                           FERNWOOD RESTRUCTURINGS, LTD.

                                           By
                                              Title:



                                           MORGAN GUARANTY TRUST COMPANY
                                           OF NEW YORK, as Agent

                                           By
                                              Title: